UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2013 (May 14, 2013)

WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35823	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5677 Airline Road, Arlington, Tennessee	38002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in Item 5.07 below, at our Annual Meeting of Stockholders, which was held on May 14, 2013, our stockholders approved the amendment and restatement of our 2002 Employee Stock Purchase Plan to increase by 200,000 the number of shares of our common stock to be offered and to reflect administrative changes and applicable changes in the law. Our stockholders also approved the second amendment and restatement of our 2009 Equity Incentive Plan to increase by 3,500,000 the number of shares of our common stock available for awards thereunder, to create a fungible share pool that reduces the share reserve more rapidly when “full value” awards such as restricted stock are granted, and to provide certain minimum vesting requirements for awards. Our stockholders also approved the amendment and restatement of our 2010 Executive Performance Incentive Plan to allow for awards to be paid, in whole or in part, in shares of our common stock at the election of the participant, to permit all awards to be paid as soon as the performance goals have been achieved and certified to in writing by the Compensation Committee of our Board of Directors, and to make certain other administrative, clarifying and conforming amendments to the provisions of, and definitions used in, the 2010 Executive Performance Incentive Plan.

A brief description of the material terms of the Amended and Restated 2002 Employee Stock Purchase Plan, the Second Amended and Restated 2009 Equity Incentive Plan, and the Amended and Restated 2010 Executive Performance Incentive Plan are set forth in our Definitive Proxy Statement on Schedule 14A for the Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 4, 2013 and are incorporated herein by reference. The foregoing summaries and descriptions are qualified in their entirety by reference to the text of the Amended and Restated 2002 Employee Stock Purchase Plan, the Second Amended and Restated 2009 Equity Incentive Plan, and the Amended and Restated Executive Performance Incentive Plan, which were filed as Appendix C, Appendix D, and Appendix E, respectively, to our Definitive Proxy Statement and are incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

As disclosed in Item 5.07 below, at our Annual Meeting of Stockholders, our stockholders approved an amendment to our certificate of incorporation increasing the maximum size of our Board of Directors to ten directors. The Certificate of Amendment to the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 15, 2013 and was effective upon filing.

A summary of the amendment to our certificate of incorporation was included in our Definitive Proxy Statement on Schedule 14A for the Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 4, 2013. The foregoing summary and description are qualified by reference to the text of the Certificate of Amendment to the Certificate of Incorporation, which is filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our 2013 Annual Meeting of Stockholders on May 14, 2013. Our stockholders voted on eight proposals at the Annual Meeting.

1)
Our stockholders approved an amendment to our certificate of incorporation increasing the maximum size of our Board of Directors to ten directors. There were 42,542,493 votes for, 142,322 votes against, 6,355 votes abstaining from, and no broker non-votes on the proposal.

2)	Our stockholders elected nine directors to serve on our Board of Directors for a term of one year. The tabulation of votes with respect to each director nomination is as follows:

Nominee	For	Withheld	Broker Non-Votes
Gary D. Blackford	39,673,969	194,813	2,822,388
Martin J. Emerson	31,598,025	8,270,757	2,822,388
Lawrence W. Hamilton	31,571,087	8,297,695	2,822,388
Ronald K. Labrum	31,598,021	8,270,761	2,822,388
John L. Miclot	39,351,920	516,862	2,822,388
Robert J. Palmisano	39,686,205	182,577	2,822,388
Amy S. Paul	39,672,389	196,393	2,822,388
Robert J. Quillinan	39,687,737	181,045	2,822,388
David D. Stevens	39,673,964	194,818	2,822,388

3)
Our stockholders approved the election of Douglas G. Watson as the tenth director to serve on our Board of Directors for a term of one year. There were 42,300,141 votes for, 185,642 votes against, 205,387 votes abstaining, and no broker non-votes on the election.

4)
Our stockholders approved the Amended and Restated 2002 Employee Stock Purchase Plan. There were 39,772,790 votes for, 80,388 votes against, 15,604 votes abstaining from, and 2,822,388 broker non-votes on the proposal.

5)
Our stockholders approved the Second Amended and Restated 2009 Equity Incentive Plan. There were 29,549,486 votes for, 10,303,084 votes against, 16,212 votes abstaining from, and 2,822,388 broker non-votes on the proposal.

6)
Our stockholders approved the Amended and Restated 2010 Executive Performance Plan. There were 39,613,220 votes for, 236,554 votes against, 19,008 votes abstaining from, and 2,822,388 broker non-votes on the proposal.

7)
Our stockholders approved the advisory vote on the compensation of our name executives. There were 35,180,430 votes for, 3,902,448 votes against, 785,904 votes abstaining from, and 2,822,388 broker non-votes on the proposal.

8)
Our stockholder ratified the selection of KPMG LLP as our independent auditor for the year ending December 31, 2013. There were 42,302,714 votes for, 362,902 votes against, 25,554 votes abstaining from, and no broker non-votes on the proposal.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation of Wright Medical Group, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 17, 2013

WRIGHT MEDICAL GROUP, INC.
By:	/s/ Robert J. Palmisano
Robert J. Palmisano
President and Chief Executive Officer

Exhibit 3.1
CERTIFICATE OF AMENDMENT
TO
FOURTH AMENDED AND RESTATED
CERTIFICATE OF incorporation
OF
WRIGHT MEDICAL GROUP, INC.

WRIGHT MEDICAL GROUP, INC., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:
1.    The name of the Corporation is WRIGHT MEDICAL GROUP, INC.

2.
The Fourth Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), is hereby amended by deleting the first sentence of Article IX thereof and replacing it with the following:

“The number of directors which shall constitute the entire Board of Directors shall not be less than one (1) nor more than ten (10), which number shall be determined from time to time by the Board of Directors.”

3.	This Certificate of Amendment to the Certificate of Incorporation has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this 14th day of May, 2013.

WRIGHT MEDICAL GROUP, INC.
By:	/s/ James Lightman
Name:	James Lightman
Title:	Sr. Vice President, General Counsel and Secretary